UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004


                       NATIONAL SEMICONDUCTOR CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                  1-6453                95-2095071
        --------                  ------                ----------
   (State of Incorporation)      (Commission           (I.R.S. Employer
                                  File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written  communication  pursuant to Rule 425 under the securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Act
     (17 CFR 240.14a-12)

[  ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Act
     (17 CFR 240.14a-12)

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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                   Page
                                                                   ----
Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01     Entry into a Material Definitive Agreement             3

Section 8 - Other Events
------------------------

Item 8.01     Other Events                                           3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01     Financial Statements and Exhibits                      3

Signature                                                            4

Exhibits:
99.1     News release dated October 1, 2004


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NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

National Semiconductor Corporation ("National" or the "Company") offers the Deferred Compensation Plan ("Plan") to highly compensated employees (as defined by IRS regulations). Under SEC rules, the Plan is considered a material agreement of the Company. On September 30, 2004, the Company approved a proposal to offer Plan participants the opportunity to direct investments of their Plan accounts in the Company's $0.50 par value Common Stock ("common Stock"). All such Plan investments in Common Stock will be made through open market purchases by the Plan trustee at fair market value. National will not be issuing Common Stock to the Plan. A copy of the Plan has previously been filed with the SEC. Although Company Common Stock will be available as an investment alternative once all legal requirements for the offering have been satisfied, the addition of Company Common Stock as an investment alternative does not require an official Plan amendment and therefore an amended Plan document is not included with this Form 8-K.

Item 8.01     OTHER EVENTS

On October 1, 2004, the Company issued a news release announcing that its Board of Directors has declared a cash dividend of $0.02 per outstanding share of common stock. A copy of the news release is attached as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

   Exhibit No.     Description of Exhibit
   -----------     ----------------------

      99.1 News release dated October 1, 2004 issued by National Semiconductor Corporation*

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NATIONAL SEMICONDUCTOR CORPORATION



                                       //S// Robert E. DeBarr
                                       ----------------------
Dated:  October 1, 2004                Robert E. DeBarr
                                       Controller
                                       Signing on behalf of the registrant and
                                       as principal accounting officer